Exhibit 10.20
Southwest Georgia Farm Credit

www.swgafarmcredit.com
November 30, 2006
Irrevocable Letter of Credit No. 050-011-574509-02
Wells Fargo Bank, National Association
Corporate Trust Department
1300 SW Fifth Avenue, 11th Floor
MAC P6101-114
Portland, Oregon 97201
TO: Wells Fargo Bank, N.A., as Trustee
1. For the account of First United Ethanol, LLC, a Georgia limited liability company (the “Company”), we hereby authorize you to draw on us at sight, as hereinafter provided, an amount not exceeding $29,866,028 (such amount, as reduced from time to time pursuant to paragraph 6 below and as reinstated from time to time pursuant to paragraphs 10 and 11 below, being herein called the “Stated Amount”).
2. This Letter of Credit is irrevocable and is issued to you, as trustee under the Trust Indenture dated as of October 1, 2006 (the “Indenture”), between you and the Mitchell County Development Authority (the “Issuer”), pursuant to which Indenture up to $29,000,000 in aggregate principal amount of the Issuer’s Variable Rate Demand Tax-Exempt Economic Development Revenue Bonds, Series 2006 (First United Ethanol, LLC Project) (the “Bonds”) are being issued. This Letter of Credit is issued pursuant to a Reimbursement Agreement dated as of November 30, 2006 (the “Reimbursement Agreement”) between us and the Company. Subject to paragraph 20 hereof, capitalized terms used herein without definition shall have the respective meanings assigned to them in the Indenture.
3. Of the Stated Amount, up to $29,000,000, which is an amount equal to the principal amount of the Bonds (the “Principal Portion”) may be drawn with respect to payment of the unpaid principal amount of the Bonds, or payment of the principal portion of the purchase price of Bonds tendered (or deemed tendered) to you for purchase in accordance with the optional or mandatory tender provisions of the Indenture (“Tendered Bonds”), and up to $866,028, which is an amount equal to interest on the Bonds at the rate of 10% per annum for a period of 109 days, computed on the basis of a 365/366-day year (the “Interest Portion”), may be drawn with respect to payment of unpaid interest on the Bonds, or payment of the interest portion of the purchase price of Tendered Bonds. This Letter of Credit does not apply to any interest that may accrue on the Bonds after the Bonds become due (whether by maturity, redemption, acceleration or otherwise), or to any premium due upon redemption of Bonds, or to the principal of or interest or
Annex Office
411 West Broughton Street - Bainbridge, Georgia 39817 — P. O. Box 816 — Bainbridge, Georgia 39818
Telephone (229) 248-0049 - Toll-free (800) 844-2709 - Fax (229) 248-0054 redemption premium on any Pledged Bonds or if the Bonds have been converted and are no longer in a Variable Rate Period.
4. Funds under this Letter of Credit are available to you against your sight draft(s), drawn on us, stating on their face: “Drawn under Southwest Georgia Farm Credit, ACC Irrevocable Letter of Credit No. 050-011-574509-02”, a form of which is attached hereto as Appendix G, accompanied by your written certificate signed by your authorized officer, appropriately completed, in the form of appendix A, B or C hereto, as indicated below. Presentation of such drafts and certificates shall be made at our office located at:
Southwest Georgia Farm Credit, ACA
411 West Broughton Street
Bainbridge, Georgia 39818
Attention: Ted Murkerson
or at any other office which may be designated by us by written notice delivered to you (the office address specified above and any other office so designated by us being herein called our (“Principal Office”). We hereby agree that each draft drawn under and in compliance with the terms o this Letter of Credit will be duly honored by us with our own funds upon due delivery of the certificates, as specified below, if presented at our Principal Office on or before the expiration date hereof.
5. If a drawing is made by you hereunder at or prior to 10:00 a.m. (Eastern time) on a Business Day, and provided that the documents so presented conform to the terms and conditions hereof, payment shall be made to you, or to our designee, of the amount specified, in immediately available funds, not later than 3:00 p.m. (Eastern time) on the same Business Day. If a drawing if made by you hereunder after 10:00 a.m. (Eastern time) on a Business Day, and provided that the documents so presented conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 3:00 p.m. (Eastern time) on the next succeeding Business Day. Payment under this Letter of Credit may be made by deposit of immediately available funds into a designated account that you maintain with us. As used herein “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the city where our Principal Office is located are authorized or required by law to close or a day on which the payment system of the Federal Reserve is not operational.
6. Multiple drawings may be made hereunder, provided that drawings honored by us hereunder shall not, in the aggregate, exceed the Stated Amount. The Stated Amount shall be reduced as follows:
     (a) Payment by us of drawings with respect to principal due upon maturity, redemption or acceleration of the Bonds shall pro tanto reduce the Principal Portion of the Stated Amount, without reinstatement.
     (b) Payment by us of drawings with respect to interest due on the Bonds shall pro tanto reduce the Interest Portion of the Stated Amount, subject to reinstatement as provided in paragraph 10 below.
     (c) Payment by us of drawings with respect to the purchase of Tendered Bonds shall prop tanto reduce the Principal Portion of the Stated Amount to the extent of the principal portion of the purchase price so drawn, and shall pro tanto reduce the Interest Portion of the Stated Amount to the extent of the interest portion of the purchase price so drawn, in each case subject to reinstatement as provided in paragraph 11 below.
     (d) At any time after the principal amount of the Bonds outstanding is reduced as a result of payment of the principal of Bonds due upon maturity or redemption, the Interest Portion of the Stated Amount shall be reduced to the maximum amount of interest that would be payable on the Bonds then outstanding for a period of 109 days at the rate of 10% per annum, computed on the basis of a 365/366-day year (the “Maximum Interest coverage”). The Interest Portion of the Stated Amount shall not thereafter be increased or reinstated to an amount in excess of such Maximum Interest Coverage. If, on the date of such reduction the Interest Portion of the Stated Amount then available for drawing hereunder is less than the Maximum Interest Coverage (as a result of draws against the Interest Portion for which no reinstatement has become effective), the Interest Portion shall not thereafter be increased or reinstated to an amount greater than the Maximum Interest Coverage. You will notify us from time to time of changes in the Maximum Interest Coverage.
7. For drawings under the Principal Portion to pay principal of the Bonds due upon maturity, redemption or acceleration, our drafts must be accompanied by your written certificate in the form of Appendix A signed by your authorized officer and appropriately completed (an “A Drawing”).
8. For drawings under the Interest Portion to pay the interest on the Bonds, your drafts must be accompanied by your written certificate in the form of Appendix signed by your authorized officer and appropriately completed (a “B Drawing”).
9. For drawings under the Principal Portion and (if applicable) the Interest Portion to pay the purchase price of Tendered Bonds, your drafts must be accompanied by your written certificate in the form of Appendix C signed by your authorized officer and appropriately completed (a “C Drawing”).
10. At the close of business on the 10th day following payment by us of any B Drawing hereunder, the Interest Portion of the Stated Amount will be automatically reinstated by the amount of such B Drawing unless prior to the close of business on the 10th day following payment of such B Drawing you shall receive written notice from us that the Interest Portion has not been reinstated or that any “Event of Default” as defined in the Reimbursement Agreement has occurred and is continuing; provided, however, that the Interest Portion shall never be reinstated to an amount in excess of the Maximum Interest Coverage, as certified in the most recent notice with respect to Maximum Interest Coverage received by us pursuant to paragraph 6 above.

11. Upon receipt by us of reimbursement in full of amounts due to us because of a C Drawing with respect to any Tendered Bonds, we shall promptly notify you that we have been so reimbursed and that the Stated Amount has been reinstated by the amount of the C Drawing with respect to such Tendered Bonds (such notice is herein called a “Reimbursement Notice” and shall be in the form of appendix D), whereupon (i) the Principal Portion shall be reinstated by the amount of the principal portion of the purchase price of such Tendered Bond or Bonds, which shall be designated in our Reimbursement Notice to you, and (ii) the Interest Portion shall be reinstated by the amount of the interest portion of the purchase price of such Tendered Bond or Bonds, which shall be designated in our Reimbursement Notice to you; provided, however, that the Interest Portion shall never be reinstated to an amount in excess of the Maximum Interest Coverage, as certified in the most recent notice with respect to Maximum Interest Coverage received by us pursuant to paragraph 6 above. If we receive reimbursement for the purchase price of less than all Bonds with respect to which a C Drawing has been made, our Reimbursement Notice shall designate the aggregate principal amount of, and certificate numbers (if applicable), of Bonds with respect to which we have been reimbursed. Bonds with respect to which you receive a Reimbursement Notice from us, as provided in this paragraph, shall no longer be considered “Pledged Bonds” for purposes of the Indenture and the Reimbursement Agreement.
12. Reductions of the Stated Amount provided for in paragraph 6 above shall reduce the amounts which you may draw hereunder notwithstanding:
     (a) The fact that such reduction is the result of a payment under this Letter of Credit against presentation of a sight draft or certificate which does not substantially comply with the terms of this Letter of Credit, including without limitation (i) the fact that any draft or certificate presented upon this Letter of Credit (or any endorsement thereon) proves to be forged, fraudulent, invalid, unenforceable or insufficient in any respect or any statement therein is inaccurate in any respect whatever or (ii) the failure of any document to bear reference, or to bear adequate reference, to this Letter of Credit;
     (b) The use to which this Letter of Credit may be put or any acts or omissions of the Trustee in connection therewith; or
     (c) Any other circumstances or happening whatsoever, whether or not similar to any of the foregoing, in making payment under this Letter of Credit; provided that such payment shall not constitute gross negligence or willful misconduct by us. In furtherance and not in limitation of the foregoing, we may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.
13. Only you, as trustee under the Indenture, may make a drawing under this Letter of Credit. Upon the payment to you or your account of the amount specified in sight drafts drawn hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such sight drafts and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such sight drafts to you or any other person who may have made or makes a demand for payment of principal or interest with respect to any Bond.
14. This Letter of Credit shall be effective immediately and shall automatically terminate upon the earliest of:
(a) the making by you of the final drawing available to be made hereunder,
(b) our receipt of a certificate in the form of Appendix E hereto appropriately completed and purportedly signed by your duly authorized officer,
(c) 15 days after receipt by you of written notice from us that an “Event of Default”, as defined in the Reimbursement Agreement, has occurred and is continuing,
(d) 15 days after receipt by you of written notice from us that the Interest Portion will not be reinstated pursuant to the provisions hereof,
(e) the date on which the principal amount of and interest on the Bonds shall have been paid in full,
(f) the close of business on the fifth calendar day following any Conversion Date (as defined in the Indenture),
(g) the date on which we honor the draft drawn hereunder pursuant to Section 9.02 of the Indenture following the occurrence of an Event of Default and acceleration under the Indenture, or
(h) our close of business on November 30, 2007 (the “Initial Expiry Date”) provided however, such expiration date shall be automatically extended for up to six (6) one-year periods unless at least 60 days prior to the Initial Expiry Date, or at least 60 days prior to any succeeding anniversary of the Initial Expiry Date, we provide written notice to you that the expiration date shall not be extended, in which event this Letter of Credit shall expire on the Initial Expiry Date or the next succeeding anniversary thereof. Notwithstanding the foregoing, in no event shall the expiration date extend beyond November 30, 2013. The giving of such notice shall be within our sole and absolute discretion.
Upon the expiration of this Letter of Credit you shall immediately deliver the same to us for cancellation.
15. You may transfer your rights in their entirety (but not in part) to any transferee who has succeeded you as trustee under the indenture, and such transferred rights may be successively transferred. Such transfer shall be effected upon the presentation to us of this Letter of Credit accompanied by a transfer letter in the form attached hereto as Appendix F. Upon presentation of such documents to us, we shall forthwith issue an irrevocable Letter of Credit to your transferee with provisions consistent with this Letter of Credit.
16. This credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the “Uniform Customs”) except that Article 13(b) and Article 17 of the Uniform Customs shall not be included in this reference to the Uniform Customs and shall not apply hereto. This Letter of Credit shall be deemed to be a contract made under the laws of the State of Georgia and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of such State.
17. All documents, notices and other communications (hereinafter “documents”) provided or permitted by this Letter of Credit to be given or presented to us shall be delivered to us at our Principal Office. For purposes of this Letter of Credit, a document shall be “presented” or a “presentation” of a document shall be made in accordance with the terms hereof only when such document is actually received by our International Department at our Principal Office.
18. All documents, notices and other communications provided or permitted by this Letter of Credit to be given or presented to you shall be delivered to you at Wells Fargo Bank, N.A., Corporate Trust Department, 1300 SW Fifth Avenue, 11th Floor, MAC P6101-114, Portland, Oregon 97201 or at any other address which may be designated by you by written notice delivered to us.
19. Anything herein to the contrary notwithstanding, we shall give you notice within 10 days after any B Drawing hereunder if any Interest Portion has not been reinstated.
20. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except only the certificates and the sight drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such sight drafts.
Yours very truly,
Southwest Georgia Farm Credit, ACA

By:	/s/ Ted R. Murkerson

	Name:	Ted R. Murkerson
Title:
Capital Markets Administrator

APPENDIX A
TO
SOUTHWEST GEORGIA FARM CREDIT, ACA
IRREVOCABLE LETTER OF CREDIT NO.
Certificate for A Drawing
Wells Fargo Bank, N.A., as trustee (the “Trustee”), hereby certifies to Southwest Georgia Farm Credit, ACA (the “Credit Provider”), with reference to Irrevocable Letter of Credit No.                      (the “Letter of Credit”; capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Credit Provider in favor of the Trustee, that:
(1) The Trustee is the trustee under the Indenture.
(2) The Trustee is making a drawing under the Principal Portion of the Letter of Credit in the amount of $                                          to be applied directly to the payment of unpaid principal on the Bonds due upon maturity, redemption or acceleration. Such amount (a) is due and payable with respect to the principal of the Bonds, or (b) will be due and payable on the date that the Credit Provider is required to pay the draft(s) accompanying this certificate, or (c) will be used on the date of payment by you to establish a trust pursuant to Article [          ] of the Indenture to cause the Bonds to be deemed to be “Fully Paid” under the Indenture.
(3) The aggregate amount of the sight draft(s) accompanying this certificate that is allocable to the payment of principal of the Bonds does not exceed the amount available on the date hereof to be drawn under the Principal Portion of the Letter of Credit.
(4) As a result of this drawing, the Maximum Interest Coverage is now $                                        .
IN WITNESS WHEREOF, the Trustee has caused this certificate to be executed and delivered by its duly authorized officer on this                      day of                                         , ___.

as Trustee

By:

Name:
Title:

APPENDIX B
TO
SOUTHWEST GEORGIA FARM CREDIT, ACA
IRREVOCABLE LETTER OF CREDIT NO.
Certificate for B Drawing
Wells Fargo Bank, N.A., as trustee (the “Trustee”), hereby certifies to Southwest Georgia Farm Credit, ACA (the “Credit Provider”), with reference to Irrevocable Letter of Credit No.                                          (the “Letter of Credit”; capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Credit Provider in favor of the Trustee, that:
(1) The Trustee is the trustee under the Indenture.
(2) The Trustee is making a drawing under the Interest Portion of the Letter of Credit in the amount of $                                         to be applied directly to the payment of unpaid interest on the Bonds. Such amount (a) is due and payable with respect to interest on the Bonds, or (b) will be due and payable on the Bond Payment Date next succeeding the date that the Credit Provider is required to pay the draft(s) accompanying this certificate, or (c) will be used on the date of payment by you to establish a trust pursuant to Article XVI of the Indenture to cause the Bonds to be deemed to be “Fully Paid” under the Indenture.
(3) The aggregate amount of the sight draft(s) accompanying this certificate does not exceed the amount available on the date hereof to be drawn under the Interest Portion of the Letter of Credit.
IN WITNESS WHEREOF, the Trustee has caused this certificate to be executed and delivered by its duly authorized officer on this ___day of                                         , ___.

as Trustee

By:

Name:

Title:

APPENDIX C
TO
SOUTHWEST GEORGIA FARM CREDIT, ACA
IRREVOCABLE LETTER OF CREDIT NO.
Certificate for C Drawing
Wells Fargo Bank, N.A., as trustee (the “Trustee”), hereby certifies to Southwest Georgia Farm Credit, ACA (the “Credit Provider”), with respect to Irrevocable Letter of Credit No.                                          (the “Letter of Credit”; capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Credit Provider in favor of the Trustee, that:
(1) The Trustee is the trustee under the Indenture.
(2) The Trustee is making a drawing under the Letter of Credit in the amount of $                                         to be used to pay directly the purchase price of Tendered Bonds. Of the aggregate amount drawn, $                                         is drawn under the Interest Portion of the Letter of Credit to pay the interest portion of such purchase price and $                                         is drawn under the Principal Portion of the Letter of Credit to pay the principal portion of such purchase price. The aggregate amount so drawn is due and payable with respect to the purchase price of Tendered Bonds, or will be due and payable on the date that the Credit Provider is required to pay the draft(s) accompanying this certificate.
(3) The aggregate amount of the sight draft(s) accompanying this certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit; the amount designated above as drawn against the Interest Portion does not exceed the amount available on the date hereof to be drawn under the Interest Portion of the Letter of Credit; and the amount designated above as drawn against the Principal Portion does not exceed the amount available on the date hereof to be drawn under the Principal Portion of the Letter of Credit.
     (4) This C Drawing is being made to pay the purchase price of the following Tendered Bonds:
Certificate Number

(if applicable)	Principal Amount

Total       $

IN WITNESS WHEREOF, the Trustee has caused this certificate to be executed and delivered by its duly authorized officer on this ___day of                     , ___.

as Trustee

By:

Name:
Title:

APPENDIX D
TO
SOUTHWEST GEORGIA FARM CREDIT, ACA
IRREVOCABLE LETTER OF CREDIT NO.
Reimbursement Notice
Wells Fargo Bank, N.A., as trustee (the “Trustee”), with respect to Irrevocable Letter of Credit No.                                          (the “Letter of Credit”; capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Credit Provider in favor of the Trustee, that:
(1) The Credit Provider has received reimbursement of amounts due to us because of a C Drawing with respect to the following Tendered Bonds:
Certificate Number

(if applicable)	Principal Amount

Total       $
(2) The Principal Portion shall be reinstated by $                                        , which was the amount of the principal portion of the purchase price of the Tendered Bonds referred to in paragraph (1) above.
(3) The Interest Portion shall be reinstated by $                                        , which was the amount of the interest portion of the purchase price of the Tendered Bonds referred to in paragraph (1) above.
IN WITNESS WHEREOF, the Credit Provider has caused this certificate to be executed and delivered by its duly authorized officer on this ___day of                                         , ___.

, as Trustee

By:

Name:
Title:

APPENDIX E
TO
SOUTHWEST GEORGIA FARM CREDIT, ACA
IRREVOCABLE LETTER OF CREDIT NO.
Certificate for Cancellation
Wells Fargo Bank, N.A., as trustee (the “Trustee”), hereby certifies to Southwest Georgia Farm Credit, ACA, with respect to Irrevocable Letter of Credit No.                      (the “Letter of Credit”), capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Credit Provider in favor of the Trustee, that:
(1) The Trustee is the trustee under the Indenture.
(2) The Letter of Credit is hereby delivered to the Credit Provider for cancellation because:
(a) the Bonds have been Fully Paid, or provision for such payment has been made, in accordance with the terms of Article [ ___] of the Indenture; or
(b) the terms and conditions of the Indenture for the acceptance by the Trustee of a Substitute Letter of Credit and the cancellation of the Letter of Credit have been satisfied.
IN WITNESS WHEREOF, the Trustee has caused this certificate to be executed and delivered by its duly authorized officer on this ___day of                                         , ___.

, as Trustee

By:

Name:
Title:

APPENDIX F
TO
SOUTHWEST GEORGIA FARM CREDIT, ACA
IRREVOCABLE LETTER OF CREDIT NO.
Transfer Letter
Southwest Georgia Farm Credit, ACA
Attn:
Date:
Gentlemen:
With reference to your Irrevocable Letter of Credit No.                      (the “Letter of Credit”; capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit), we hereby transfer to                                                              all right, title and interest of the undersigned in and to the Letter of Credit.
We hereby certify that the transferee is the successor trustee under the Indenture.
Please notify the transferee of this transfer.
The Letter of Credit (including amendments to this date, if any) is returned herewith, and we request that you issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Letter of Credit, as required by the terms of the Letter of Credit. This transfer shall be void and of no effect if you fail to issue such a letter of credit to the transferee.
Yours very truly,

,

as Trustee

By:

Name:
Title: